[EUROTECH LOGO]
                                                                   June 20, 2000

Mr. Roy Jeppson
Attorney for Advanced Technology Industries, Inc.
Via Fax: 805-604-1600

Dear Mr. Jeppson:

It is understood that Advanced Technology Industries, Inc. (ATI) desires to register or sell its 2 million shares of EUROTECH, Ltd. common stock. EUROTECH, Ltd. desires to register or purchase those shares and proposes the following agreement to ATI:

EUROTECH, LTD. AGREES TO:

     Purchase 500,000 shares of EUROTECH, Ltd. common stock from ATI for $1.35 million by June 22, 2000.
     Register of remaining 1.5 million shares of EUROTECH, Ltd. common stock held by ATI on or before August 20, 2000.
     Additionally, if EUROTECH, Ltd. fails to meet the above filing date, EUROTECH, Ltd. agrees to purchase an additional 500,000 of EUROTECH, Ltd. common stock from ATI at the current market price, based on the average of the ten previous days' closing bid price.
     Further, if EUROTECH, Ltd. fails to file registration by September 20, 2000, EUROTECH, Ltd. agrees to purchase an additional 1,000,000 shares of EUROTECH, Ltd. common stock from ATI at the current market price, based on the average of the ten previous days' closing bid prices.

     Note: Registration filings will be made by EUROTECH, Ltd. at no cost to ATI.


ADVANCED TECHNOLOGY INDUSTRIES, INC. AGREES TO:

     Pay EUROTECH, Ltd. the balance $350,000 owed on the tetrapak can technology (to be deducted from the initial $1.35 million payment of EUROTECH, Ltd.).

Sincerely,

/s/ Don V. Hohnfeldt

Don V. Hohnfeldt
President, EUROTECH, Ltd.

                                              /s/ Don V. Hohnfeldt June 20, 2000
---------------------------------------       ----------------------------------
Agreed, Advanced Technology Industries, Inc.  Agreed, EUROTECH, Ltd.
Signed, Printed, Title, Date                  Don V. Hohnfeldt, President, Date

/s/ illegible signature, President

[Advanced Technology Industries
        Address Stamp]                 1216 16th St., N.W., Washington, DC 20036
                                      Phone (202) 466-5448   Fax: (202) 466-5591
                                                 Email: eurotech@eurotechltd.com
                                                 Web: http://www.eurotechltd.com